Exhibit 10.5

CERTIFICATE OF AMENDMENT

TO THE

ENCANA CORPORATION CANADIAN PENSION PLAN

AMENDED AND RESTATED EFFECTIVE JANUARY 1, 2011

WHEREAS Encana Corporation (the “Company”) sponsors the Encana Corporation Canadian Pension Plan (the “Plan”);

AND WHEREAS pursuant to Section 1.5.4, the Company reserves the right to amend the Plan;

AND WHEREAS the Company wishes to amend the Plan, effective December 3, 2017, to accommodate the changes to the parental benefit provided under the Employment Insurance Act (Canada);

NOW THEREFORE WE CERTIFY that the Plan is hereby amended as described in the attached Amendment Number 4.

CERTIFIED to be an approved amendment of the Plan on this 13 day of September, 2019.

/s/ Mike Williams	/s/ Rachel Moore
Signature	Signature

Mike Williams	Rachel Moore
Executive Vice-President, Corporate Services	Vice-President, Human Resources
ENCANA CORPORATION	ENCANA CORPORATION
Acting by and through its authorized agent	Acting by and through its authorized agent
ENCANA SERVICES COMPANY LTD.	ENCANA SERVICES COMPANY LTD.

AMENDMENT NUMBER 4

ENCANA CORPORATION CANADIAN PENSION PLAN

The Encana Corporation Canadian Pension Plan (the “Plan”) is hereby amended as follows:

Effective December 3, 2017:

1.	Section 1.3.8 is amended by adding the following paragraph before the last paragraph:

“For greater certainty, when, as permitted under the Employment Insurance Act (Canada) the duration of a Participant’s parenting leave exceeds the 12 month limit set out in paragraph (b), above, the remaining period of parenting leave will be subject to, and reduce the limit set out in, paragraph (a), above.”